2002 TARGET TERM TRUST INC.                                 SEMIANNUAL REPORT

                                                               July 15, 1998

Dear Shareholder,

We are pleased to present you with the semiannual report for 2002 Target Term Trust Inc. (the "Trust") for the six-month period ended May 31, 1998.

GENERAL MARKET OVERVIEW

Aided by low inflation, a budget surplus and a strong dollar, interest rates fell across the yield curve through the six-month period ended May 31, 1998. The 30-year U.S. Treasury bond began the period yielding slightly over 6.00% and ended at 5.80%. The main themes driving the market were the contained inflation environment and the Asian crisis, which continued to drive "flight-to-quality" demand for U.S. Treasury debt.

Through most of last year -- as above-trend economic growth persisted -- the Federal Reserve monitored the economy with a "tightening bias," i.e., a predisposition to raise interest rates if the risk of inflation appeared to increase. In December the Fed adopted a neutral stance, a sign that it did not consider inflation an imminent threat. The Fed perceived that the Asian crisis would slow the U.S. economy by reducing demand for U.S. exports. During the spring of 1998, strong domestic demand persisted despite the slowing effect of Asia, and in March the Fed reverted to its tightening bias.

PORTFOLIO REVIEW

PERFORMANCE--For the six months ended May 31, 1998, the Trust (NYSE: TTR) returned 3.97% based on changes in its net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates). The Trust outperformed the 2.48% total return of its benchmark (a U.S. Treasury note maturing on August 15, 2002, with a coupon of 6.375%).

During the period the Trust returned 5.49% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

On May 31, 1998 the Trust's net asset value per share was $15.18, while its share price on the New York Stock Exchange was $13.94. During the six-month period ended May 31, 1998, the Fund paid dividends from net investment income totaling $0.43 per share, or approximately 7.2 cents per share per month.

PORTFOLIO HIGHLIGHTS--Collateralized mortgage obligations (CMOs) represented 66.6% of the portfolio as of May 31, 1998, down from 71.8% on

                                                    2002 TARGET TERM TRUST INC.
                                                    FUND PROFILE

                                                 -- GOAL: Return $15 per
                                                    share to investors on or
                                                    about 11/30/02, while
                                                    providing high monthly
                                                    income

                                                 -- PORTFOLIO MANAGER/SUB-
                                                    ADVISER: Sharmin
                                                    Mossavar-Rahmani,
                                                    Goldman Sachs Funds
                                                    Management, L.P.

                                                 -- TOTAL NET ASSETS:
                                                    $118.5 million
                                                    as of May 31, 1998

                                                 -- DIVIDEND PAYMENTS:
                                                    Monthly

SEMIANNUAL REPORT

2002 TARGET
TERM TRUST INC.

Sector allocation as percent
of portfolio assets,
May 31, 1998*

CMOs                       66.6%
ARMs                       16.1%
Mortgage pass-throughs     11.2%
ABS                         6.1%

*Allocations subject to change



November 30, 1997. We lowered the allocation to CMOs because selected segments of the pass-through and adjustable-rate sectors became more attractive (see below). CMO holdings remain concentrated in sequentials and support bonds.

Adjustable rate mortgage securities (ARMs) comprised 16.1% of the Fund's portfolio as of May 31, 1998, up from 13.6% on November 30, 1997. As prepayment risks mounted during the period, we continued to emphasize seasoned ARMs issued before 1993. Seasoned issues offer a greater degree of prepayment protection than issues of newer origination: seasoned borrowers typically have lower loan balances and stand to gain less from refinancing.

Mortgage pass-through securities (excluding ARMs) rose from 6.9% of portfolio assets on November 30, 1997 to 11.2% on May 31, 1998. The increase in the Fund's position is due to the addition of 15-year collateral, which is less prepayment sensitive than 30-year collateral.

Asset-backed securities (ABS) decreased, falling from 7.4% of portfolio assets on November 30, 1997 to 6.1% on May 31, 1998. After a spate of spread widening at year-end 1997, ABS performed well in 1998 as investors returned to the sector. The Fund's holdings were divided about evenly among auto, credit card and home equity collateral.


GENERAL OUTLOOK

The tug of war between the "Asian effect" and the strong domestic economy continues to dictate interest rate movements. In the near term, Asian economic turmoil should help sustain low interest rates by dampening growth and restraining inflation. Longer term however, we believe the U.S. economy will reaccelerate and the Federal Reserve will raise rates.

We are cautious regarding the sectors in which the Trust invests. Our strategy in the CMO sector should remain constant: attempt to enhance portfolio return by identifying attractively priced securities with relatively low sensitivity to prepayment risk. We expect to continue emphasizing seasoned ARMs within the agency and nonagency sectors. Finally, we remain neutral on ABS and intend to maintain our allocation to this sector.

2002 TARGET TERM TRUST INC.                                SEMIANNUAL REPORT

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a quarterly FUND PROFILE on any of the funds in the PaineWebber Family of Funds,(1) please contact your investment executive.


Sincerely,

/s/ Margo Alexander     /s/ Sharmin Mossavar-Rahmani
MARGO ALEXANDER         SHARMIN MOSSAVAR-RAHMANI
President               Chief Investment Officer
Mitchell Hutchins       Domestic Fixed Income
Asset Management Inc.   Goldman Sachs Funds Management, L.P.


This letter is intended to assist shareholders in understanding how the Trust performed during the six-month period ended May 31, 1998, and reflects the portfolio manager's views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                MAY 31, 1998 (UNAUDITED)

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--13.61%
  $  4,551       GNMA..........................   10/15/22 to 10/15/23              7.000%    $   4,632,578
     3,758       GNMA..........................   01/15/23 to 07/15/23              7.500         3,880,393
     1,519       GNMA..........................   01/15/10 to 07/15/12              8.500         1,589,879
        44       GNMA..........................         09/15/18                    9.000            47,139
     6,000       GNMA TBA......................           TBA                       6.500         5,971,878
                                                                                              -------------
Total Government National Mortgage Association
  Certificates (cost--$15,811,002).............                                                  16,121,867
                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--4.17%
     1,759+      FHLMC.........................         12/01/13                    6.000         1,733,576
     3,084+      FHLMC ARM.....................         08/01/19                    7.572         3,202,997
                                                                                              -------------
Total Federal Home Loan Mortgage Corporation
  Certificates (cost--$4,898,263)..............                                                   4,936,573
                                                                                              -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--11.47%
     2,610+      FNMA ARM......................         11/01/26                    6.213         2,624,955
     3,053+      FNMA ARM......................         01/01/25                    6.891         3,133,646
     2,716+      FNMA ARM......................         08/01/22                    7.550         2,838,484
     4,769+      FNMA ARM......................         01/01/21                    7.771         4,986,551
                                                                                              -------------
Total Federal National Mortgage Association
  Certificates (cost--$13,555,336).............                                                  13,583,636
                                                                                              -------------

COLLATERALIZED MORTGAGE OBLIGATIONS--83.08%
     4,450       FHLMC Series 164, Classes B2,
                   B3, B9 & B11................         07/15/21                    9.500         4,983,927
     2,448+      FHLMC Series 1629, Class QC...         12/15/23                   10.000*        2,555,556
     3,942+      FHLMC Series 1645, Class B....         01/15/08                    5.500         3,751,499
       462       FNMA Series 1993-138, Class
                   SM..........................         12/25/21                   10.010*          509,717
     2,445+      FNMA Series 1994-11, Class
                   B...........................         06/25/18                    4.625         2,370,027
     2,004+      FNMA REMIC, Series 1988-12,
                   Class A.....................         02/25/18                   10.000         2,204,887
     4,657       CMC Securities Corporation,
                   Series 1992-A, Class A12....         10/25/22                    7.400         4,750,101
     5,151       CMC Securities Corporation,
                   Series 1992-B, Class B11....         11/25/23                    7.375         5,211,258
     4,066+      CMC Securities Corporation,
                   Series 1993-C, Class C3.....         04/25/08                    9.552         4,245,603
    11,377+      CMC Securities Corporation,
                   Series 1993-E, Class S10....         11/25/08                    6.500        11,284,120
       963       Citicorp Mortgage Securities
                   Incorporated, Series 1994-6,
                   Class A4....................         03/25/09                    5.750           924,374
     7,303       Collateralized Mortgage
                   Obligation Trust, Series 64,
                   Class Z.....................         11/20/20                    9.000         7,629,883
     5,781       Countrywide Funding
                   Corporation, Series 1993-2,
                   Class A5A...................         10/25/08                    6.500         5,788,608
     4,931       Countrywide Funding
                   Corporation, Series 1993-10,
                   Class A9....................         01/25/24                    6.750*        4,947,158
     4,679       Countrywide Mortgage Backed
                   Securities Incorporated,
                   Series 1994-B, Class A7.....         02/25/09                    6.650*        4,721,937
     5,943       Countrywide Mortgage Backed
                   Securities Incorporated,
                   Series 1994-C, Class A9.....         03/25/24                    6.500         5,888,959
    10,927       First Boston Mortgage
                   Securities Corporation,
                   Series 1993-1A, Class 1A....         04/25/06                    7.400        10,988,445
     6,308       Housing Securities
                   Incorporated, Series 1994-1,
                   Class A13...................         03/25/09                    6.500         6,217,400
     3,878       Residential Funding Mortgage
                   Securities Incorporated,
                   Series 1994-S1, Class A13...         01/25/21                    6.950*        3,945,691
     3,820       Securitized Asset Sales
                   Incorporated, Series 1994-5,
                   Class AM....................         07/25/24                    7.000         3,860,681
     1,627       Structured Asset Securitiess
                   Corporation, Series 1995-3A,
                   Class 1A1...................         01/28/24                    7.000         1,637,019
                                                                                              -------------
Total Collateralized Mortgage Obligations
  (cost--$94,642,233)..........................                                                  98,416,850
                                                                                              -------------

2002 TARGET TERM TRUST INC.

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS*--7.38%
  $  1,969+      Housing Securities
                   Incorporated, Series 1992-5,
                   Class A.....................         06/15/22                    7.540%    $   1,991,369
     2,245       Resolution Trust Corporation,
                   Series 1992-16, Class A4....         08/25/22                    7.633         2,248,282
     1,379       Ryland Mortgage Securities
                   Corporation, Series 1, Class
                   A2..........................         08/25/23                    7.656         1,386,523
     3,020       Salomon Brothers Mortgage
                   Securitiess VII, Series
                   1994-20, Class A............         08/01/24                    8.177         3,117,400
                                                                                              -------------
Total Adjustable Rate Collateralized Mortgage
  Obligations (cost--$8,701,149)...............                                                   8,743,574
                                                                                              -------------

STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--6.05%
        37       FNMA REMIC Trust, Series
                   1991-G-15, Class S***.......         06/25/21                   27.244(1)        772,706
     2,233       FNMA REMIC Trust, Series
                   1991-G-35, Class N**........         10/25/21                    7.557(1)      1,806,065
        17       FNMA REMIC Trust, Series
                   1992-G-44, Class GA***......         05/25/03                   14.600(1)        353,550
     6,379       FNMA REMIC Trust, Series
                   1993-101, Class A***........         06/25/08                    7.000           481,064
     2,511+      FNMA REMIC, Series 151, Class
                   2***........................         07/25/22                    9.500           670,772
         9       Structured Asset Securities
                   Corporation, Series 1992-M1,
                   Class A3***.................         11/25/07                   11.000(1)      2,611,259
         9       Structured Asset Securities
                   Corporation, Series 1992-M1,
                   Class A4***.................         11/25/07                   11.000(1)        465,770
                                                                                              -------------
Total Stripped Collateralized Mortgage
  Obligations (cost--$7,466,711)...............                                                   7,161,186
                                                                                              -------------

ASSET BACKED SECURITIES--8.26%
     2,550       Discover Card Master Trust I,
                   Series 1996-4, Class A......         10/16/13                    6.031*        2,581,059
       919       Fasco Grantor Trust...........         11/15/01                    6.650           923,755
     2,017       Mid-State Trust IV, Series 4,
                   Class A.....................         04/01/30                    8.330         2,191,373
     2,052       Salomon Brothers Mortgage
                   Securities VII, Series
                   1996-3, Class 1A2...........         06/25/26                    5.758*        2,065,720
     2,000       The Money Store Home Equity
                   Trust.......................         01/15/39                    6.945         2,023,740
                                                                                              -------------
Total Asset Backed Securities
  (cost--$9,648,158)...........................                                                   9,785,647
                                                                                              -------------

REPURCHASE AGREEMENT--3.23%
     3,829       Repurchase Agreement dated
                   05/29/98 with Nomura
                   Securities International
                   Incorporated, collateralized
                   by $3,774,288 Federal Home
                   Loan Mortgage Corporation
                   Certificates, 8.423% due
                   12/01/25 (value--$3,909,408)
                   proceeds: $3,830,793
                   (cost--$3,829,000)..........         06/01/98                    5.620         3,829,000
                                                                                              -------------
Total Investments
  (cost--$158,551,852)--137.25%................                                                 162,578,333
 Liabilities in excess of other
 assets--(37.25)%..............................                                                 (44,127,411)
                                                                                              -------------
 Net Assets--100.00%...........................                                               $ 118,450,922
                                                                                              -------------
                                                                                              -------------

-----------------

ARM Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of May 31, 1998.

REMIC Real Estate Mortgage Investment Conduit

* Floating Rate Securities. The interest rate shown is the current rate as of May 31, 1998.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Nomura Securities International Incorporated, maturing June 1, 1998) and/or futures transactions.

(1)   Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS

  NUMBER OF                                                                        UNREALIZED
  CONTRACTS          CONTRACTS TO DELIVER       IN EXCHANGE FOR  EXPIRATION DATE   DEPRECIATION
-------------   ------------------------------  ---------------  ----------------  -----------
         74     10 year United States Treasury
                  Notes.......................   $   8,310,975        Jun 98        $ (48,712)
        148     30 year United States Treasury
                  Bonds.......................   $  17,801,966        Sep 98         (180,034)
         56     90 day Eurodollars............   $  13,097,884   Jun 98 to Mar 99    (100,766)
                                                                                   -----------
                                                                                     (329,512)
                                                                                   -----------


                     CONTRACTS TO RECEIVE
                ------------------------------
        736     5 year United States Treasury
                  Notes.......................   $  80,527,135        Jun 98         (142,134)
                                                                                   -----------
                                                                                    $(471,646)
                                                                                   -----------
                                                                                   -----------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                     MAY 31, 1998 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$158,551,852)....   $162,578,333
Receivable for investments sold.............................         35,844
Interest receivable.........................................      1,291,910
Variation margin receivable.................................         19,805
Other assets................................................          8,096
                                                               ------------
Total assets................................................    163,933,988
                                                               ------------

LIABILITIES
Payable for reverse repurchase agreements...................     39,100,000
Payable for investments purchased...........................      5,970,135
Payable for interest on reverse repurchase agreements.......        186,062
Payable to custodian........................................        121,908
Payable to investment adviser and administrator.............         70,134
Accrued expenses and other liabilities......................         34,827
                                                               ------------
Total liabilities...........................................     45,483,066
                                                               ------------

NET ASSETS
Capital Stock--$0.001 par value; total authorized
  200,000,000 shares; 7,802,867 shares issued and
  outstanding...............................................    113,887,601
Undistributed net investment income.........................      5,917,046
Accumulated net realized loss from investments and futures
  transactions..............................................     (4,908,560)
Net unrealized appreciation of investments and futures......      3,554,835
                                                               ------------
Net assets..................................................   $118,450,922
                                                               ------------
                                                               ------------
Net asset value per share...................................         $15.18
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                 FOR THE
                                                                SIX MONTHS
                                                                ENDED MAY
                                                                 31, 1998
                                                               (UNAUDITED)
                                                               ------------
INVESTMENT INCOME:
Interest....................................................   $ 5,911,958
                                                               ------------

EXPENSES:
Interest expense............................................     1,255,177
Investment advisory and administration......................       413,595
Excise tax..................................................        75,086
Legal and audit.............................................        38,665
Custody and accounting......................................        36,552
Reports and notices to shareholders.........................        32,761
Transfer agency.............................................        12,515
Directors' fees.............................................         5,250
Amortization of organizational expenses.....................         3,771
Other expenses..............................................        13,030
                                                               ------------
                                                                 1,886,402
                                                               ------------
Net investment income.......................................     4,025,556
                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized gains from:
    Investment transactions.................................        61,403
    Futures transactions....................................       249,280
Net change in unrealized appreciation/depreciation of:
    Investments.............................................       458,374
    Futures.................................................      (195,283)
                                                               ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  ACTIVITIES................................................       573,774
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $ 4,599,330
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                              FOR THE
                                            SIX MONTHS      FOR THE YEAR
                                               ENDED            ENDED
                                           MAY 31, 1998     NOVEMBER 30,
                                            (UNAUDITED)         1997
                                           -------------    -------------
FROM OPERATIONS:
Net investment income...................   $   4,025,556    $  8,228,574
Net realized gains from investments and
  futures transactions..................         310,683       1,244,464
Net change in unrealized
  appreciation/depreciation of
  investments and futures...............         263,091      (1,782,546)
                                           -------------    -------------
Net increase in net assets resulting
  from operations.......................       4,599,330       7,690,492
                                           -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................      (3,361,475)     (6,726,756)
                                           -------------    -------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased..............        --            (1,027,037)
                                           -------------    -------------
Net increase (decrease) in net assets...       1,237,855         (63,301)

NET ASSETS:
Beginning of period.....................     117,213,067     117,276,368
                                           -------------    -------------
End of period (including undistributed
  net investment income of $5,917,046
  and $5,252,965, respectively).........   $ 118,450,922    $117,213,067
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                  FOR THE
                                                                 SIX MONTHS
                                                                   ENDED
                                                                MAY 31, 1998
                                                                (UNAUDITED)
                                                               --------------
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest received...........................................   $   6,399,985
Expenses paid...............................................      (1,901,838)
Purchase of short-term portfolio investments, net...........        (749,000)
Purchase of long-term portfolio investments.................     (47,471,764)
Sale of long-term portfolio investments.....................      54,512,583
Variation margin paid on futures contracts..................         (28,491)
                                                               --------------
Net cash provided from operating activities.................      10,761,475
                                                               --------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders..............................      (3,361,475)
Decrease in reverse repurchase agreements...................      (7,400,000)
                                                               --------------
Net cash used for financing activities......................     (10,761,475)
                                                               --------------
Net change in cash..........................................               0
Cash at beginning of period.................................               0
                                                               --------------
Cash at end of period.......................................   $           0
                                                               --------------
                                                               --------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........   $   4,599,330
                                                               --------------
Decrease in investments, at value...........................         466,106
Increase in receivable for investments sold.................         (31,530)
Increase in interest receivable.............................        (144,642)
Increase in variation margin receivable.....................         (19,805)
Decrease in other assets....................................             472
Increase in payable for investments purchased...............       5,970,135
Amortization of organizational expenses.....................           3,771
Decrease in payable for interest on reverse repurchase
  agreements................................................          (8,874)
Increase in payable to investment adviser and
  administrator.............................................           2,358
Decrease in variation margin payable........................         (62,683)
Decrease in accrued expenses & other liabilities............         (13,163)
                                                               --------------
                                                                   6,162,145
                                                               --------------
Net cash provided from operating activities.................   $  10,761,475
                                                               --------------
                                                               --------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission as a closed-end diversified management investment company. The Trust is expected to terminate on or about November 30, 2002. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed sixty months from the date the Trust commenced operations.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Trust. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees ("board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and identified cost of investments.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily used financial futures contracts for hedging purposes as well

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

  REVERSE REPURCHASE AGREEMENTS--The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of reverse repurchase agreements outstanding during the six months ended May 31, 1998 was $43,050,000 at a weighted average interest rate of 5.82%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the six months ended May 31, 1998 was $46,000,000 as of January 31, 1998.

  DOLLAR ROLLS--The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment, temporary differences do not require reclassification.

  On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs Asset Management, L.P. serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at May 31, 1998, was substantially the same as the cost of securities for financial statement purposes.

  At May 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of
  value over cost)..........................................  $4,829,953
Gross depreciation (from investments having an excess of
  cost over value)..........................................   (803,472)
                                                              ---------
Net unrealized appreciation of investments..................  $4,026,481
                                                              ---------
                                                              ---------

  For the six months ended May 31, 1998, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $53,441,899 and $54,544,113, respectively.

FEDERAL TAX STATUS

  It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

  At November 30, 1997, the Trust had a net capital loss carryforward of $5,495,606. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Fund. To the extent that such losses are used, as provided in the regulations to offset future net realized capital gains, it is probable that these gains will not be distributed.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,802,867 shares outstanding as of May 31, 1998, Mitchell Hutchins owned 7,903 shares.

  The Trust has not repurchased any shares of common stock for the six months ended May 31, 1998.

  For the period July 10, 1995 (commencement of repurchase program) through November 30, 1997, the Trust repurchased 2,873,600 shares of common stock at an average market price per share of $12.57 and a weighted average discount from net asset value of 10.88%. At May 31, 1998, paid-in-capital is net the cost of $37,317,935 of capital stock reacquired.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                                     FOR THE
                                                                                                     PERIOD
                                                                                                    DECEMBER
                                          FOR THE                                                   31, 1992
                                            SIX                                                     (COMMENCEMENT
                                           MONTHS                                                      OF
                                           ENDED                 FOR THE YEARS ENDED                OPERATIONS)
                                          MAY 31,                    NOVEMBER 30,                    THROUGH
                                            1998     --------------------------------------------   NOVEMBER
                                          (UNAUDITED)   1997      1996        1995        1994      30, 1993
                                          --------   --------   ---------   ---------   ---------   ---------
Net asset value, beginning of period....  $ 15.02    $  14.88   $   14.37   $   12.70   $   14.68   $  14.10
                                          --------   --------   ---------   ---------   ---------   ---------
Net investment income...................     0.52        1.06        1.13*       1.02*       0.93       0.89
Net realized and unrealized gains
 (losses) from investments and
 futures................................     0.07       (0.08)      (0.05)*      1.36*      (1.90)      0.68
                                          --------   --------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset
 value resulting from investment
 operations.............................     0.59        0.98        1.08        2.38       (0.97)      1.57
                                          --------   --------   ---------   ---------   ---------   ---------
Dividends from net investment income....    (0.43)      (0.86)      (0.86)      (0.90)      (0.96)     (0.84)
Distributions from short-term capital
 gains..................................    --          --         --          --           (0.05)     (0.11)
                                          --------   --------   ---------   ---------   ---------   ---------
Total dividends and distributions to
 shareholders...........................    (0.43)      (0.86)      (0.86)      (0.90)      (1.01)     (0.95)
                                          --------   --------   ---------   ---------   ---------   ---------
Net increase in net asset value
 resulting from repurchase of common
 stock..................................    --           0.02        0.29        0.19      --          --
                                          --------   --------   ---------   ---------   ---------   ---------
Offering costs charged to capital.......    --          --         --          --          --          (0.04)
                                          --------   --------   ---------   ---------   ---------   ---------
Net asset value, end of period..........  $ 15.18    $  15.02   $   14.88   $   14.37   $   12.70   $  14.68
                                          --------   --------   ---------   ---------   ---------   ---------
                                          --------   --------   ---------   ---------   ---------   ---------
Market value, end of period.............  $ 13.94    $  13.63   $   12.63   $   12.50   $   11.25   $  14.00
                                          --------   --------   ---------   ---------   ---------   ---------
                                          --------   --------   ---------   ---------   ---------   ---------
Total investment return(1)..............     5.49%      15.23%       8.07%      19.85%     (12.79)%     5.94%
                                          --------   --------   ---------   ---------   ---------   ---------
                                          --------   --------   ---------   ---------   ---------   ---------
Ratios/Supplemental data:
Net assets, end of period (000's).......  $118,451   $117,213    $117,276    $136,754    $136,562   $157,888
Expenses to average net assets+.........     3.19%**     3.36%       3.13%       3.42%       2.72%      1.79%**
Net investment income to average net
 assets.................................     6.81%**     7.13%       7.74%       7.44%       6.82%      6.67%**
Portfolio turnover rate.................       33%         64%        127%        103%        108%       355%
Asset coverage++........................   $3,629      $3,521      $3,261      $4,013      $3,023     $3,110

-----------------

*  Calculated using average daily shares outstanding for the period

+  These ratios include 2.12%**, 2.25%, 1.93%, 2.50%, 1.82% and 0.91%** related to interest expense for the periods ended May 31, 1998, November 30, 1997, 1996, 1995 and 1994, and for the period December 31, 1992 through November 30, 1993, respectively, which represents the cost of leverage to the Trust.

** Annualized

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions and have not been annualized for periods of less than one year.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED)

THE TRUST

  2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $53 billion in assets under management as of June 30, 1998. Goldman Sachs Asset Management, L.P., is sub-adviser to the Trust.

SHAREHOLDER INFORMATION

  The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

  An annual meeting of shareholders of the Trust was held on March 19, 1998. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer, were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified; and Ernst & Young LLP was ratified as independent auditors for the Trust for the fiscal year ended November 30, 1998.

PROPOSAL 1

                                                                                          SHARES VOTED
                                                                                               FOR        SHARES WITHHOLD AUTHORITY
                                                                                         ---------------  -------------------------
1. To vote for or against the election of:
Margo N. Alexander.....................................................................     7,065,701                66,683
Richard Q. Armstrong...................................................................     7,065,711                66,672
E. Garrett Bewkes, Jr..................................................................     7,065,837                66,546
Richard R. Burt........................................................................     7,067,537                64,846
Mary C. Farrell........................................................................     7,065,837                66,546
Meyer Feldberg.........................................................................     7,065,711                66,672
George W. Gowen........................................................................     7,067,537                64,846
Frederic V. Malek......................................................................     7,067,401                64,983
Carl W. Schafer........................................................................     7,065,711                66,672

PROPOSAL 2

                                                                    SHARES VOTED
                                                                         FOR        SHARES WITHHOLD AUTHORITY  SHARES VOTED AGAINST
                                                                   ---------------  -------------------------  ---------------------
2. Ratification of the selection of Ernst & Young LLP as
 independent auditors for the fiscal year ending November 30,
 1998.                                                                7,060,884                39,299                   32,201

(BROKER NON-VOTES AND ABSTENTIONS ARE INCLUDED WITHIN THE "SHARES WITHHOLD AUTHORITY" TOTALS.)

DISTRIBUTION POLICY

  The Trust's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (CONCLUDED) (UNAUDITED) shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

  Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

DIRECTORS


E. Garrett Bewkes, Jr.              Mary C. Farrell
CHAIRMAN
                                    Meyer Feldberg
Margo N. Alexander
                                    George W. Gowen
Richard Q. Armstrong
                                    Frederic V. Malek
Richard R. Burt
                                    Carl W. Schafer





PRINCIPAL OFFICERS


Margo N. Alexander                 Dianne E. O'Donnell
PRESIDENT                          VICE PRESIDENT AND SECRETARY

Victoria E. Schonfeld              Paul H. Schubert
VICE PRESIDENT                     VICE PRESIDENT AND TREASURER





INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE TRUST MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION HEREIN IS TAKEN FROM THE RECORDS OF THE TRUST WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE TRUST FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE TRUST OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

SEMIANNUAL REPORT


           PAINEWEBBER

-copyright- 1998 PaineWebber Incorporated
                 Member SIPC






               2002 TARGET
               TERM TRUST INC.







MAY 31, 1998